Exhibit 10.6

EXECUTION COPY

SECURITY AGREEMENT (PATENTS)

WHEREAS, MDRNA RESEARCH, INC., a Delaware corporation, with a principal place of business at 3830 Monte Villa Parkway, Bothell, Washington 98021 (the “Company”) and CEQUENT PHARMACEUTICALS, INC., a Delaware corporation, with a place of business at One Kendall Square, Building 700, Cambridge, Massachusetts 02139 (the “Lender”) have entered into a Security Agreement (All Assets) dated March 31, 2010 (as amended, the “Security Agreement”), which Security Agreement was executed in connection a loan agreement (as amended, the “Loan Agreement”) between MDRNA, Inc., the corporate parent of the Company, and the Lender; and

WHEREAS, the Company is the owner of the registered United States Patents (“U.S. Patents”) and United States Patent Applications (“U.S. Applications”) listed on Schedule A hereto; and

WHEREAS, among the security interests granted by the Company to the Lender pursuant to the Security Agreement is a security interest in the U.S. Patents and U.S. Applications listed on Schedule A hereto and in any registered patents which may hereafter issue in respect of such U.S. Applications; and

WHEREAS, the parties to the Security Agreement contemplate and intend that, if an Event of Default (as defined in the Loan Agreement) shall occur and be continuing, the Lender shall have all rights of a foreclosing secured party in and to the U.S. Patents and U.S. Applications and any registered patents which may hereafter issue in respect of such U.S. Applications and any proceeds thereof, including, without limitation, the right, following such foreclosure, to transfer to a purchaser all of the Company’s right, title and interest in and to the U.S. Patents and U.S. Applications and any registered patents which may hereafter issue in respect of such U.S. Applications;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties reconfirm the terms of the Security Agreement, as if set forth fully herein, and acknowledge that the Lender has a security interest in the U.S. Patents and U.S. Applications listed on Schedule A hereto and in any registered patents which may hereafter issue in respect of such U.S. Applications; as security for the Obligations (as defined in the Security Agreement) the Company hereby collaterally assigns to the Lender, and grants a security interest to the Lender in and to, all of the Company’s right, title and interest in and to said U.S. Patents and U.S. Applications and any registered patents which may hereafter issue in respect of such U.S. Applications; the Company agrees that except as permitted by the Security Agreement, it will not sell or assign any of the U.S. Patents, any of the U.S. Applications or any registered patents which may hereafter issue in respect of such U.S. Applications without the prior written consent of the Lender; and the Company and the Lender request that the Commissioner of Patents and Trademarks record this document with respect to the U.S. Patents and U.S. Applications.

The Company hereby appoints the Lender as the Company’s attorney-in-fact (with full power of substitution and resubstitution) with the power and authority, after the occurrence and during the continuance of any Event of Default (as defined in the Loan Agreement), to execute and deliver, in the name and on behalf of the Company, and to cause the recording of all such further assignments and other instruments as the Lender may deem necessary or desirable in order to carry out the intent of the Security Agreement and this Security Agreement (Patents). The Company agrees that all third parties may conclusively rely on any such further assignment or other instrument, so executed, delivered and recorded by the Lender (or the Lender’s designee in accordance with the terms hereof) and on the statements made therein.

MDRNA RESEARCH, INC.		CEQUENT PHARMACEUTICALS, INC.,

By:	/s/ J. Michael French	By:	/s/ Peter D. Parker
Name:	J. Michael French	Name:	Peter D. Parker
Title:	President	Title:	President and Chief Executive Officer

Signature Page to Security Agreement (Patents)

SCHEDULE A

TO

SECURITY AGREEMENT (PATENTS)

Patents with United States Registration

Patent Description	Registration No.	Issue Date

United States Patent Applications

Description	Serial No.	Filing Date